Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com OK TO WORK DESIGN Booz Allen Hamilton Internal ri t ll ilt I . 6 Q3 FY26 EARNINGS CALL PRESENTATION JANUARY 23, 2026

2Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com6 PARTICIPANTS EARNINGS CALL PARTICIPANTS HORACIO ROZANSKI Chairman, Chief Executive Officer & President MATT CALDERONE Executive Vice President, Chief Financial Officer KRISTINE MARTIN ANDERSON Executive Vice President, Chief Operating Officer DUSTIN DARENSBOURG Head of Investor Relations

3Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Disclaimer DISCLAIMER 6 Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward- looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Adjusted EBITDA, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Booz Allen’s fiscal year ends on March 31 and unless otherwise noted, references to fiscal year, fiscal or FY are for fiscal years ended March 31. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses Revenue, Excluding Billable Expenses, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Net Leverage Ratio, which are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income and Adjusted Diluted EPS, net cash used in operating activities to Free Cash Flow, and net debt to Net Leverage Ratio, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income attributable to common stockholders or diluted EPS as measures of operating results, each as defined under GAAP, (iii) use Free Cash Flow in addition to, and not as an alternative to, net cash used in operating activities as a measure of liquidity, each as defined under GAAP, and (iv) use Net Leverage Ratio in addition to, and not as an alternative to, net debt as a measure of Booz Allen's debt leverage. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow and Net Leverage Ratio to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry.   With respect to our expectations under “Financial Outlook", reconciliation of Adjusted Diluted EPS guidance, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue, and Adjusted Effective Tax Rate to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations with respect to Adjusted Diluted EPS, and our net income, net interest and other expenses with respect to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted Effective Tax Rate, during the course of fiscal 2026. With respect to Adjusted Diluted EPS guidance, projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance for fiscal 2026, of Adjusted EBITDA guidance through fiscal 2026, and of Adjusted Effective Tax Rate guidance through fiscal 2026 to the closest corresponding GAAP measures are not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

4Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com "Booz Allen's leading technology is aligned with the nation's highest priorities. I am confident we are on track to accelerate our growth and deepen our impact on America's security and prosperity." — Horacio Rozanski Chairman & Chief Executive Officer 6 KEY TAKEAWAYS Results in line with revised guidance Performance reflects strong execution, disciplined cost management, and ongoing transformation in a dynamic environment Demand is strengthening across the business - won and expanded high-value technology work in National Security missions Investing for the future through groundbreaking partnership with a16z

5Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com $134 $248 Q3 FY25 Q3 FY26 $2,917 $2,620 Q3 FY25 Q3 FY26 $1.55 $1.77 Q3 FY25 Q3 FY26 $332 $285 11.4% 10.9% Q3 FY25 Q3 FY26 Revenue • Revenue down 10.2%; revenue excluding-billable expenses down 6.7% • Adjusted EBITDA margins of 10.9% supported by strong contract execution and cost management • ADEPS growth of 14.2% YoY driven by profitability and realization of tax benefits • 0.3x quarterly book-to-bill, 1.1x LTM book-to-bill(1) • Backlog up 2% YoY to $38B(1) • Robust free cash flow generation, despite government shutdown KEY FINANCIAL RESULTS Q3 Summary Financial Results 6 Adjusted EBITDA Adjusted Diluted EPS Free Cash Flow (10.2)% (14.2)% +85.1%+14.2% -50 bps (1) Amounts reflect the retrospective application of the Company's change in policy during the fourth quarter of fiscal 2025 as disclosed in the Company's Form 10-K for the fiscal year ended March 31, 2025.

6Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Committed to a Balanced Capital Allocation Strategy CAPITAL DEPLOYMENT 6 Quarterly Dividends Strategic Transaction s Share Repurchase s Capital Deployment Optionality Supported by Strong Balance Sheet with 2.5x Net Leverage(1) Announced Partnership with Andreessen Horowitz (a16z) Strategic Capital Share RepurchasesQuarterly Dividends 25 - 35% Historical Dividend Payout Ratio Track Record of Growth Earnings growth driving strong, sustained dividend growth since 2013 Deployed $125M in share repurchases in the third quarter Flexible and Opportunistic Ample capacity to deploy based on market conditions 1.1% Outstanding shares repurchased in Q3 Board approved quarterly dividend of $0.59/ share, a 7% increase (1) Reconciliation of Net Leverage can be found in the Appendix, on slide 15. $ a16z's first-ever Technology Acceleration Partner for Governments $400M Capital Commitment

7Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com FINANCIAL OUTLOOK Updated FY 2026 Guidance 6 Assumptions • Adjusted Effective Tax Rate: 16 - 19% • Average Diluted Share Count: 122M - 123M Reconciliations omitted in reliance on Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Information." Updated Fiscal 2026 Guidance Prior Fiscal 2026 Guidance Revenue $11.3 - $11.4 billion $11.3 - $11.5 billion Revenue Growth (5.0 - 6.0)% (4.0 - 6.0)% Adjusted EBITDA $1,195 - $1,215 million $1,190 - $1,220 million Adjusted EBITDA Margin on Revenue Mid 10% Mid 10% Adjusted Diluted EPS $5.95 - $6.15 $5.45 - $5.65 Free Cash Flow $825 - $900 million $850 - $950 million • Capital Expenditures: $100 million • $235 million cash tax benefit relative to initial guidance, due to new S174 rules under the One Big Beautiful Bill

8Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Guidance Range Crosswalk FINANCIAL OUTLOOK 6 (1) Prior guide assumed a 1-month shutdown; actual shutdown length of 1.5 months (2) Slow funding environment continued to impact hiring and contract ramp ups (3) Lower tax rate driven by R&D credits; adjustment captures Q4 tax rate range and rounding Revenue Prior Guidance (4.0 - 6.0)% Prolonged Government Shutdown(1) (0.15)% Slower Funding Environment(2) (0.35)% Current Guidance (5.0 - 6.0)% FY26 Guidance Bridges Adjusted EBITDA ($M) Prior Guidance $1,190 - $1,220 Prolonged Government Shutdown & Divestiture(1) ($10) Stronger Profitability $10 Current Guidance $1,195 - $1,215 Adjusted Earnings Per Share (ADEPS) Prior Guidance $5.45 - $5.65 Tax Benefit(3) $0.50 Current Guidance $5.95 - $6.15 Free Cash Flow ($M) Prior Guidance $850 - $950 Revenue Decline ($38) Current Guidance $825 - $900

9Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted APPENDIX 6

10Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com THIRD QUARTER (1) YEAR-TO-DATE (1) Revenue $2.6 billion (10.2)% $8.4 billion (6.3)% Revenue, Excluding Billable Expenses $1.8 billion (6.7)% $5.9 billion (4.7)% Net Income $200 million +7.0% $646 million (12.9)% Adjusted EBITDA (2) $285 million (14.2)% $920 million (7.8)% Adjusted EBITDA Margin on Revenue (2) 10.9% -50 bps 10.9% -20 bps Adjusted Net Income $215 million +8.6% $582 million (4.6)% Diluted EPS $1.63 +12.4% $5.22 (8.9)% Adjusted Diluted EPS $1.77 +14.2% $4.74 —% Net Cash Provided by Operating Activities $261 million +72.8% $801 million +1.4% Booz Allen Hamilton Restricted Q3 and Year-to-Date Fiscal 2026 Results KEY FINANCIAL RESULTS 6 (1) Comparisons are to prior fiscal year period. (2) Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue can be found on Slide 12. Net income margin was 7.6% and 7.7% for the three and nine months ended December 31, 2025.

11Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information DISCLAIMER 6 • “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs such as subcontractor expenses, travel expenses, and other non-labor expenses incurred to perform on contracts. Billable expenses generally have lower margin and thus are less indicative of our profit generation capacity. • "EBITDA” represents net income before income taxes, interest expense, net and other income (expense), and depreciation and amortization. • “Adjusted EBITDA” represents net income before income tax expense (benefit), interest expense, net and other income (expense), and depreciation and amortization and before certain other items, including the change in provision for claimed costs for historical rate years, certain other corporate expenses, DC tax assessment adjustment, and certain insurance recoveries. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Booz Allen prepares Adjusted EBITDA and Adjusted EBITDA Margin on Revenue to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted Net Income” represents net income before: (i) the change in provision for claimed costs for historical rate years (ii) certain other corporate expenses, (iii) acquisition amortization, (iv) certain insurance recoveries, (v) gain associated with divestitures, and (vi) amortization or write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements of the Company's Form 10-K for the fiscal year ended March 31, 2025. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. • "Adjusted Effective Tax Rate" represents income tax expense (benefit) excluding the income tax effects of adjustments to net income, divided by adjusted earnings before income tax expense • "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months.

12Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information (Unaudited) FINANCIAL INFORMATION 6   Three Months Ended December 31, Nine Months Ended December 31, (In millions, except share and per share data) 2025 2024 2025 2024 Revenue, Excluding Billable Expenses Revenue $ 2,620 $ 2,917 $ 8,434 $ 9,005 Less: Billable expenses 774 939 2,573 2,852 Revenue, Excluding Billable Expenses* $ 1,846 $ 1,978 $ 5,861 $ 6,153 EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue Net income $ 200 $ 187 $ 646 $ 742 Income tax (benefit) expense (13) 61 (10) 233 Interest expense, net and other income (expense) 43 43 134 120 Depreciation and amortization 40 40 121 123 EBITDA $ 270 $ 331 $ 891 $ 1,218 Change in provision for claimed costs (a) — — — (113) Other corporate expenses (b) 15 1 29 8 Insurance recoveries (c) — — — (115) Adjusted EBITDA $ 285 $ 332 $ 920 $ 998 Net income margin 7.6% 6.4% 7.7% 8.2 % Adjusted EBITDA Margin on Revenue 10.9% 11.4% 10.9% 11.1% * Revenue, Excluding Billable Expenses includes $113 million of revenue for the nine months ending December 31, 2024 resulting from the reduction to our provision for claimed costs as noted below. Due to the fiscal 2025 change in rounding presentation to millions, comparative period presentation within this presentation has been adjusted accordingly.

13Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information (Unaudited) FINANCIAL INFORMATION 6   Three Months Ended December 31, Nine Months Ended December 31, (In millions, except share and per share data) 2025 2024 2025 2024 Adjusted Net Income Net income $ 200 $ 187 $ 646 $ 742 Change in provision for claimed costs (a) — — — (113) Other corporate expenses (b) 15 1 29 8 Acquisition amortization (d) 12 13 36 39 Insurance recoveries (c) — — — (115) Amortization or write-off of debt issuance costs and debt discount — 1 — 3 Gain associated with divestitures (e) (7) — (7) — Adjustments for tax effect (f) (5) (4) (122) 46 Adjusted Net Income $ 215 $ 198 $ 582 $ 610 Adjusted Diluted Earnings per Share Weighted-average number of diluted shares outstanding 121,347,528 127,940,137 122,907,942 128,909,493 Diluted earnings per share $ 1.63 $ 1.45 $ 5.22 $ 5.73 Adjusted Net Income Per Diluted Share $ 1.77 $ 1.55 $ 4.74 $ 4.74 Free Cash flow Net cash provided by operating activities $ 261 $ 151 $ 801 $ 790 Less: Purchases of property, equipment and software (13) (17) (62) (73) Free Cash Flow $ 248 $ 134 $ 739 $ 717

14Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information DISCLAIMER 6 (a) Represents the reduction to our provision for claimed costs for years prior to fiscal 2025 recorded during the second quarter of fiscal 2025, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audits of our claimed costs for multiple fiscal years. See Note 19, “Commitments and Contingencies,” to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2025 for further information. (b) In fiscal 2026, other corporate expenses consist primarily of nonrecoverable costs associated with employee severance from cost management and restructuring initiatives, as well as transaction costs associated with a divestiture. See Note 13, “Supplemental Condensed Consolidated Financial Information,” to the condensed consolidated financial statements for further information. In fiscal 2025, other corporate expenses consist primarily of acquisition related costs from the acquisition of PAR Government Systems Corporation (“PGSC”). (c)Reflects insurance recoveries from claims related to the Company’s fiscal 2024 settlement as described in Note 20, “Commitments and Contingencies,” to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024. (d) Amortization expense associated with acquired intangibles from acquisitions. (e) Represents the gain recognized on the divestiture of a group of contracts the third quarter of fiscal 2026. (f) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of certain discrete items is calculated specifically and may vary from the general 26% rate. The year to date tax effect also includes the one- time benefit stemming from the favorable agreement reached with the IRS, resulting in $86 million in release of tax reserves and $23 million (net of tax effect) for the accrual of interest income on the income tax receivable. See Note 9, "Income Taxes," to the condensed consolidated financial statements for further information.

15Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Non-GAAP Financial Information (Unaudited) FINANCIAL INFORMATION 6 (a) In fiscal 2026, other corporate expenses consist primarily of nonrecoverable costs associated with employee severance from cost management and restructuring initiatives, as well as transaction costs associated with a divestiture. See Note 13, “Supplemental Condensed Consolidated Financial Information,” to the condensed consolidated financial statements for further information. In fiscal 2025, other corporate expenses consist primarily of acquisition related costs from the acquisition of PAR Government Systems Corporation (“PGSC”). (b) "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months. Three Months Ended (In millions, except share and per share data) December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net income $ 200 $ 175 $ 271 $ 193 Income tax (benefit) expense (13) 58 (55) 49 Interest expense, net and other income (expense) 43 50 41 32 Depreciation and amortization 40 41 40 42 EBITDA $ 270 $ 324 $ 297 $ 316 Other corporate expenses (a) 15 — 14 — Adjusted EBITDA $ 285 $ 324 $ 311 $ 316 Last 12 months Adjusted EBITDA $ 1,236 Total Debt $ 3,940 Less: Cash 882 Net Debt $ 3,058 Net Leverage Ratio (b) 2.5

Booz Allen

↗ FINANCIAL INFORMATION

Non-GAAP Financial Information (Unaudited)

(In millions, except share and per share data)	Three Months Ended December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net income	$ 187	$ 390	$ 165	$ 128
Income tax expense	61	123	49	91
Interest expense, net and other income (expense)	43	36	41	45
Depreciation and amortization	40	42	41	40
EBITDA	$ 331	$ 591	$ 296	$ 304
Change in provision for claimed costs (a)	—	(113)	—	—
Insurance recoveries (b)	—	(115)	—	—
Other corporate expenses (c)	1	1	6	2
DC tax assessment adjustment (d)	—	—	—	(20)
Adjusted EBITDA	$ 332	$ 364	$ 302	$ 286
Last 12 months Adjusted EBITDA	$ 1,284			
Total Debt	$ 3,374			
Less: Cash	454			
Net Debt	$ 2,920			
Net Leverage Ratio (e)	2.3			

(a)Represents the reduction to our provision for claimed costs for years prior to fiscal 2025 recorded during the second quarter of fiscal 2025, which resulted in a corresponding increase to revenue, as a result of the Defense Contract Audit Agency's findings related to its audits of our claimed costs for multiple fiscal years. See Note 19, "Commitments and Contingencies," to the consolidated financial statements in the Company's Form 10-K for the fiscal year ended March 31, 2025 for further information.

(b)Reflects insurance recoveries from claims related to the Company's fiscal 2024 settlement as described in Note 20, "Commitments and Contingencies," to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024.

(c)In fiscal 2026, other corporate expenses consist primarily of nonrecoverable costs associated with employee severance from cost management and restructuring initiatives, as well as transaction costs associated with a divestiture. See Note 13, "Supplemental Condensed Consolidated Financial Information," to the condensed consolidated financial statements for further information. In fiscal 2025, other corporate expenses consist primarily of acquisition related costs from the acquisition of PAR Government Systems Corporation ("PGSC").

(d) Reflects the impact (specifically the revenue from recoverable expenses) of the Company's unfavorable ruling from the District of Columbia Court of Appeals related to contested tax assessments from the District of Columbia Office of Tax and Revenue ("DC OTR"). See Note 13, "Income Taxes," to the consolidated financial statements contained within the Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for further information.

(e) "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months.

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17Copyright © Booz Allen Hamilton Inc. 2025 www.boozallen.com Booz Allen Hamilton Restricted Financial Results – Key Drivers FINANCIAL INFORMATION 6 Third Quarter Fiscal 2026 – Below is a summary of the key factors driving results for the fiscal 2026 third quarter ended December 31, 2025 as compared to the prior year period: • Revenue decreased 10.2% to $2.6 billion, primarily driven by the impact of a slowed procurement and funding environment, including the government shutdown that occurred in the third quarter of fiscal 2026. These factors drove a decrease in headcount, as well as a decline in billable expenses. • EBITDA decreased to $270 million from $331 million. These changes were primarily due to the factors described impacting revenue, partially offset by strong contract execution and disciplined cost management. • Net income increased to $200 million from $187 million, primarily driven by lower income tax expense, partially offset by the factors noted above and higher net interest expense. • Diluted EPS increased to $1.63 from $1.45, driven by the same factors noted above in net income and a reduction in share count. • Net cash provided by operating activities was $261 million for the quarter ended December 31, 2025, as compared to $151 million in the prior year, primarily driven by higher collections, lower payables, and lower tax payments as compared to the prior year.